UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2005

TRIMAX CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-32749
(Commission File Number)

76-0616468
(IRS Employer Identification No.)

2 Lombard St., Suite 204, Toronto, Ont. M5C-1M1
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code (416) 368-4060

(formerly KIWI Network Solutions Inc.)
(Simpson Tower, 401 Bay Street, #2112)
(Toronto, Ontario, CANADA M5H2Y4)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01.	Change in Registrant’s Certifying Accountant.

(a)

Effective November 30, 2005 the Audit Committee of the Board of Directors of Trimax Corporation dismissed Pannell Kerr Forster, the Company’s independent auditors previously engaged to audit its financial statements. The decision to dismiss Pannell Kerr Forster was made in connection with the Company’s Reorganization Agreement with the shareholders of PLC Network Solutions, Inc.

During the fiscal years ended September 30, 2004 and 2003, and the subsequent interim reporting periods from the last fiscal year ended of September 30, 2004 through and including June 30, 2005, there were no disagreements between the Company and Pannell Kerr Forster on any matter involving accounting principles or practices, financial statement disclosure, auditing scope or procedure, and there were no other reportable events.

The audit report of Pannell Kerr Forster dated January 10, 2005 on the Company’s financial statements for the fiscal years ended September 30, 2004 and 2003 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

We have provided Pannell Kerr Forster with a copy of the above statements in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. We have requested Pannell Kerr Forster to furnish us with a letter addressed to the Securities and Exchange Commission stating whether Pannell Kerr Forster agrees with the above statements made by us. A copy of that letter dated November 30, 2005 is filed as Exhibit 16.1 to this Form 8-K.

(b)

Effective November 30, 2005 the Audit Committee of the Board of Directors of the Company engaged the registered public accounting firm of Walker & Company Chartered Accountants Professional Corporation (“Walker & Co.”) as our new independent auditors. The Company did not consult with Walker & Co. during the fiscal years ended September 30, 2004 and 2003, or during the subsequent interim reporting periods from the last fiscal year ended of September 30, 2004, through and including June 30, 2005, on the application of accounting principles, the type of opinion Walker & Co. might issue on our financial statements or with respect to any disagreement with or reportable event in connection with the performance of services by Pannell Kerr Forster, the Company’s former independent auditors.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements: None
(b)	Pro forma financial information: None.
(c)	Exhibits:

16.1 Letter of Pannell Kerr Forster to the Securities and Exchanges Commission dated November 30, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAX CORPORATION

Date: November 30, 2005	By:	/s/ Derek Pepler

	Title:	Derek Pepler,
President

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

TRIMAX CORPORATION
EXHIBIT INDEX TO FORM 8-K

Date of Report:
November 30, 2005

Commission File No.:
0-32749

EXHIBIT NO.	ITEM

16.1	Letter of Pannell Kerr Forster to the Securities and Exchange Commisison dated November 30, 2005.